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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2000
                                                        (October 18, 2000)



COMMISSION FILE NUMBERS: UNITED STATIONERS INC.:       0-10653
                         UNITED STATIONERS SUPPLY CO.: 33-59811




                             UNITED STATIONERS INC.
                          UNITED STATIONERS SUPPLY CO.
             (Exact name of Registrant as specified in its charter)





UNITED STATIONERS INC.:            DELAWARE                      36-3141189
UNITED STATIONERS SUPPLY CO.:      ILLINOIS                      36-2431718
                         (State or other jurisdiction of     (IRS Employer
                         incorporation or organization)      Identification No.)





                               2200 EAST GOLF ROAD
                        DES PLAINES, ILLINOIS 60016-1267
                                 (847) 699-5000
   (Address, including zip code and telephone number, including area code, of registrant's executive offices)

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             UNITED STATIONERS INC. AND UNITED STATIONERS SUPPLY CO.


ITEM 5.   OTHER EVENTS

United Stationers Inc. announced that it will broadcast its third quarter 2000 financial results conference call live over the Internet on Oct. 25, at 8:00 a.m. Central Time. The news release containing third quarter earnings information is scheduled for late in the day on Monday, Oct. 23.

     Those who wish to listen to the conference call should visit the investor relations section of the company's Website at WWW.UNITEDSTATIONERS.COM at least 15 minutes prior to the event's broadcast. Then, follow the instructions provided to assure that the necessary audio application is downloaded and installed. This program can be obtained at no charge to the user. In addition, interested parties can access an archived version of the call, which will also be located on the investor relations section of United Stationers' Website approximately two hours after the conclusion of the call.

ITEM 7.   EXHIBITS

Exhibit 99

     Press release issued by the Company on October 18, 2000.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   United Stationers Inc.
                                   United Stationers Supply Co.


Dated: October 19, 2000            By:  /s/ Randall W. Larrimore
                                        -----------------------------------
                                        Randall W. Larrimore
                                        President and Chief Executive Officer